Public Lender Presentation November 5, 2012 Carol Lowe, SVP & CFO Tod Christie, Treasurer Exhibit 99.1

SAFE HARBOR AND REGULATION G STATEMENT

This presentation contains “forward-looking statements” within the meaning of the Private Securities
Litigation Reform Act of 1995. Forward-looking statements can be identified by such words as
“anticipates,” “believes,” “plan,” “assumes,” “could,” “estimates,” “expects,” “intends,” “may,” “plans to,”
“will” and similar expressions. Examples of these forward-looking statements include 2012 financial expectations and assumptions associated with our 2011-2014 Integration & Optimization Program, availability and pricing of raw materials, success of our growth programs, economic conditions, and the success of pricing actions. These statements reflect our beliefs and expectations as to future events and trends affecting our business, our consolidated financial position and our results of operations. A variety of factors may cause actual results to differ materially from these expectations, including general domestic and international economic and political conditions affecting packaging utilization; changes in our raw material and energy costs; credit ratings; competitive conditions and contract terms; currency translation and devaluation effects, including Venezuela; the success of our financial growth, profitability and manufacturing strategies and our cost reduction and productivity efforts; the effects of animal and food-related health issues; pandemics; environmental matters; regulatory actions and legal matters; and the successful integration of Diversey. For more extensive information, see “Risk Factors”
and “Cautionary Notice Regarding Forward-Looking Statements,” which appear in our most recent
Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, and as revised and updated by our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. While we may
elect to update these forward-looking statements at some point in the future, we specifically disclaim any obligation to do so, whether as a result of new information, future events, or otherwise.
Our management uses non-U.S. GAAP financial measures to evaluate the Company’s performance, which exclude items we consider unusual or special items. We believe the use of such financial measures and information may be useful to investors. We believe that the use of non-U.S. GAAP measures helps investors to gain a better understanding of core operating results and future prospects, consistent with how management measures and forecasts the Company's performance, especially when comparing such results to previous periods or forecasts. For important information on our use of
non-U.S. GAAP financial measures and information, including reconciliations of such non-U.S. GAAP financial measures and information to comparable U.S. GAAP measures and information, please refer to the financial tables and information set forth at the end of this presentation for additional information.

$250
$301
$303
$253
$240
$242
$295
PF
Q1/11
PF
Q2/11
PF
Q3/11
Q4/11 Q1/12 Q2/12 Q3/12
REVENUE AND EBITDA OVERVIEW
Net Sales (Pro Forma
(1)
& Reported) Credit Agreement EBITDA

$1,892
$2,089
$2,072
$2,053
$1,918
$2,004
$1,979
PF
Q1/11
PF
Q2/11
PF
Q3/11
Q4/11 Q1/12 Q2/12 Q3/12
13.2% 14.4% 14.6% 12.3% 12.5% 12.1% 14.9%
% of
Net Sales
LTM Credit Agreement EBITDA: $1,030mm (2)
LTM Net Sales: $7,954mm (2)
Note: Please refer to the financial tables and information set forth at the end of this presentation for additional information, including the use of non-U.S. GAAP financial measures, such as constant dollar sales, pro forma sales, adjusted operating profit, adjusted EBITDA, free cash flow and adjusted EPS.
(1) Pro forma for Diversey acquisition. Credit Agreement EBITDA for those quarters defined by Credit Agreement.
(2) LTM Net Sales and Credit Agreement EBITDA include Diversey Japan.
(1) (1) (1) (1) (1) (1) (1) (1) (1)

DIVERSEY JAPAN DIVESTITURE
• On October 30, 2012, we announced the divestiture of Diversey Japan for
~$377 million (~$300 million of net proceeds)
– Diversey Japan had trailing twelve months sales as of September 30, 2012, of
$321 million and normalized trailing twelve months adjusted EBITDA of approximately $40 million
– Divestiture enables us to focus on higher growth countries in which our portfolio offers the greatest potential, and
– Allows us to continue to offer leading solutions and service levels, while accelerating debt reduction and generating value for our stockholders
• Consistent with the announcement earlier this year that we reviewed our complete product portfolio to ensure that we are investing in areas that are strategic to our core focus
– The overall portfolio rationalization could generate up to $500 million by 3Q 2013

Note: Please refer to the financial tables and information set forth at the end of this presentation for additional information, including the use of non-U.S. GAAP financial measures, such as constant dollar sales, pro forma sales, adjusted operating profit, adjusted EBITDA, free cash flow and adjusted EPS.

FY2012 OUTLOOK UPDATED FOR DISCONTINUED OPERATIONS
The revised outlook excludes Diversey Japan
1845
~2,030
YTD 4Q-12e
YTD 4Q-12e
Free Cash Flow FY12 Guidance: $375-$400MM
(Previously $425-$450MM)
~235-260
Net Sales: Approx. $7.7B, incl. $(300)MM F/X
(Previously $7.7B, incl. $(400)MM F/X)
1Q:  1,845
2Q:  1,925
3Q:  1,900
1Q: 17
2Q: 94
3Q: 28
$139 MM

YTD
Credit Agreement EBITDA
$776MM
1Q:  240
2Q:  242
3Q:  295
$5,670MM
YTD 4Q-12e
265-280
Adjusted EBITDA:
$995-$1,010MM, incl $(30)MM F/X
(Previously $1,050-$1,075MM, incl $(40)MM F/X)
$729MM
1Q: 228
2Q: 229
3Q: 272
Note: Please refer to the financial tables and information set forth at the end of this presentation for additional information, including the use of non-U.S. GAAP financial measures, such as constant dollar sales, pro forma sales, adjusted operating profit, adjusted EBITDA, free cash flow and adjusted EPS.

GRACE PROCEEDINGS SUMMARY UPDATE
• W. R. Grace facing several appeals in the Third Circuit Court of Appeals
• Although Grace publicly stated it would seek waivers from several parties to allow Grace to emerge from bankruptcy with these appeals outstanding,
Grace subsequently indicated that it was unable to receive all necessary waivers
• Sealed Air is prepared to make its settlement payment once all funding conditions are met but has not waived any condition, including that Grace's plan not be subject to appeal
• We continue to monitor the bankruptcy process
• Estimated cash liability of $877 million as of December 31, 2012 - partially offset by related tax benefits

29 Appendix

Non-U.S. GAAP Free Cash Flow (1)(2)
(Unaudited)
(In millions)
(1): Our 2011 adjusted EBITDA calculation has been revised to conform to our 2012 presentation. In the first quarter of 2012, we revised our calculation of adjusted EBITDA to exclude our share-based incentive compensation expense related to our U.S. profit sharing plan. At its discretion and with the approval of the Organization and Compensation Committee of our Board
of Directors, management can elect to settle all or a portion of our U.S. profit sharing contribution with Company stock. Also, our calculation of adjusted EBITDA reflects the impact of other income (expense).
(2): Non-U.S. GAAP free cash flow may not represent residual cash flow available for discretionary or non-discretionary expenditures that are not deducted from this measure, including any mandatory debt servicing and restructuring payments.
Three Months Ended
September 30,
Nine Months Ended
September 30,
2012 2011 2012 2011
Non-U.S. GAAP adjusted cash net earnings - continuing operations $79.2 $102.4 $211.9 $252.8
Add: Depreciation expense on property, plant and equipment, net of special items 42.1 34.3 125.9 102.1
Add: Share-based incentive compensation and profit sharing expense 11.5 13.8 31.6 31.7
Less: Capital expenditures (30.0) (31.6) (97.8) (78.1)
Changes in working capital items:
Receivables, net (57.9) 14.4 (40.3) (20.0)
Inventories, net (2.4) 25.9 (83.5) (80.1)
Accounts payable (14.6) (10.5) (9.0) 21.1
Non-U.S. GAAP Free Cash Flow - continuing operations $27.9 $148.7 $138.8 $229.5
Discontinued operations 6.5 -- 18.7 --
Total non-U.S. GAAP Free Cash Flow $34.4 $148.7 $157.5 $229.5

Non-U.S. GAAP EBIT, EBITDA, AND ADJUSTED EBITDA (1)
(Unaudited)
(In millions)
Three Months Ended
September 30,
Nine Months Ended
September 30,
2012 2011 2012 2011
U.S. GAAP net (loss) earnings available to common stockholders - continuing operations ($1,171.1) $73.7 ($1,200.1) $198.4
Add: Interest Expense 96.5 36.6 291.2 110.5
Add: Income tax provision (benefit) (4.4) 26.4 (11.8) 73.8
Non-U.S. GAAP EBIT - continuing operations (1,079.0) 136.7 (920.7) 382.7
Depreciation and amortization on property, plant and equipment and intangible assets acquired 75.4 36.7 230.9 109.6
Non-U.S. GAAP EBITDA - continuing operations (1,003.6) 173.4 (689.8) 492.3
Add: Share-based incentive compensation and profit sharing expense 11.5 13.8 31.6 31.7
Add: Impairment of goodwill and other intangible assets 1,223.5 -- 1,223.5 --
Add: 2011-2014 Integration and Optimization Program restructuring charges 36.6 -- 109.4 --
Add: Other restructuring charges 0.2 -- 0.7 --
Add: Costs related to the acquisition of Diversey 1.3 24.1 4.8 30.7
Add: 2011-2014 Integration and Optimization Program associated costs (less accelerated depreciation and amortization expense of $5.2 million in the nine months ended September 30, 2012) 2.8 -- 4.9 --
Add: Non-recurring associated costs from legacy Diversey restructuring programs (less accelerated depreciation and amortization expwnaw od $0.3 million in the nine months ended September 30, 2012) (0.5) -- 17.2 --
Add: Impariment of equity investment and related provisions for bad debt -- -- 25.8 --
Less: Gains from foreign currncy forward contracts related to the closing of the acquisition of Diversey -- (6.3) -- (6.3)
Add: European manufacturing facility closure charges 0.2 -- 0.2 0.2
Add: Foreign currency exchange losses related to Venezuelan subsidiary -- -- 0.2 0.2
Add: Settlement agreement related costs 0.4 0.2 0.6 0.8
Non-U.S. GAAP adjusted EBITDA - continuing operations $272.4 $205.2 $729.1 $549.6
Total net sales $1,900.3 $1,247.1 $5,670.3 $3,588.2
Non-U.S. GAAP adjusted EBITDA as a % of total net sales - continuing operations 14.3% 16.5% 12.9% 15.3%
Discontinued operations 12.8 -- 34.7 --
Total non-U.S. GAAP adjusted EBITDA $285.2 $205.2 $763.8 $549.6
(1): Our 2011 adjusted EBITDA calculation has been revised to conform to our 2012 presentation. In the first quarter of 2012, we revised our calculation of adjusted EBITDA to exclude our share-based incentive compensation expense related to our U.S. profit sharing plan. At its discretion and with the approval of the Organization and Compensation Committee of our Board
of Directors, management can elect to settle all or a portion of our U.S. profit sharing contribution with Company stock. Also, our calculation of adjusted EBITDA reflects the impact of other income (expense).

Credit Agreement EBITDA Reconciliation (1)
(Unaudited)
(In millions)

(1): Our 2011 adjusted EBITDA calculation has been revised to conform to our 2012 presentation. In the first quarter of 2012, we revised our calculation of adjusted EBITDA to exclude our share-based incentive compensation expense related to our U.S. profit sharing plan. At its discretion and with the approval of the Organization and Compensation Committee of our Board
of Directors, management can elect to settle all or a portion of our U.S. profit sharing contribution with Company stock. Also, our calculation of adjusted EBITDA reflects the impact of other income (expense).
Three months ended,
December 31, 2011 March 31, 2012 June 30, 2012 September 30, 2012
Total non-U.S. GAAP adjusted EBITDA $245.2 $235.8 $242.9 $285.2
Add: Net Earnings from discontinued operations -- -- -- 5.9
Less: 2011 - 2014 Integration and Optimization Program associated costs -- (0.5) (1.6) (2.8)
Add: Non-recurring associated costs from legacy Diversey restructuring programs (11.0) (7.3) (10.4) 0.5
Less: European manufacturing facility closure charges (0.1) -- (0.1) (0.2)
Less: Settlement agreement related costs (0.1) (0.1) (0.1) (0.4)
Add: Non cash contributions - Pensions 12.5 4.1 4.1 4.1
Less: (Gains) or losses from sales of assets -- 0.2 (0.1) (0.6)
(Income) or loss accounted for by equity method of accounting, net of cash dividends and distributions to the Company (0.9) (0.5) (1.9) (0.6)
Less: Any costs, expenses or charges in connection with EPC Transactions 5.3 5.1 6.3 0.8
Add: EBITDA (loss) from unrestricted subsidiaries 2.6 2.7 3.0 2.8
Rounding (0.1) 0.2 (0.2) 0.2
Total Credit Agreement EBITDA $253.4 $239.7 $241.9 $294.8
(2)
(2): Total non-U.S. GAAP adjusted EBITDA for the three months ended December 31, 2011, March 31, 2012 and June 30, 2012 have not been restated from prior disclosures and therefore include the results of Diversey Japan as credit agreement EBITDA includes these results.  Please refer to the the financial tables and information set forth in the Company's earnings press releases for the relevant quarters for a reconciliation of U.S. GAAP net (loss) earnings available to common stockholders - diluted as reported to non-U.S. GAAP adjusted EBITDA.